--------------------------------------------------------------------------------
DELAFIELD                                 600 FIFTH AVENUE, NEW YORK, N.Y. 10020
FUND, INC.                                (212) 830-5200
================================================================================
Dear Fellow Shareholders:

During the past quarter, the Fund's asset value increased 9.7% versus decreases of 7.8% in the Standard & Poor's 500 and 6.9% in the Russell 2000, each on a total return basis. The Fund's net asset value as of December 31st was $15.80 per share, which was after taking into account an ordinary dividend of $0.0726, a short-term capital gain distribution of $0.0114, and a long-term capital gain distribution of $0.1483 which were paid the 27th of December.

For the year as a whole, the Fund's net asset value increased 14% versus decreases of 9.1% in the Standard & Poor's 500 and 3.0% in the Russell 2000. At the beginning of the year, our commitment to equities was roughly 99% and while there were significant fluctuations during the year, we ended with a modest reserve.

We are  satisfied  with  these  results.  The  year  2000  was not an easy  year especially since several of our largest holdings, including Burlington Industries, Inc. and Unova, Inc., continued to disappoint due to difficult economic conditions and internal problems. Extreme volatility remained the order of the day. As year-end approached, a change became evident within the market: the advance decline index began to improve; interest rates softened noticeably; and the Federal Reserve Board adopted a more accommodating tone.

We do not expect this year to be any less difficult. The new administration recently suggested that a strong dollar may not be an unmitigated blessing. Accordingly, the Euro strengthened against the dollar in the closing weeks of the year. While this should be helpful to many companies which have been hurt by imports, it does have inflationary side effects. A general softening in business conditions seems evident in Asia, Europe and at home. The index of leading indicators has turned down modestly as has consumer confidence. On January 3, 2001, those conditions were formally recognized by the Federal Reserve Board when it cut the discount and federal funds' rates. Oil prices have subsided somewhat from recent peaks, though natural gas remains in short supply and thus little relief should be expected on that front. On the positive side, an accommodation seems to be developing between the new economy and the old economy as the latter begins to adopt the technology and approach of the former with clicks becoming an adjunct to bricks which seems a rational and positive outcome.

Whether we are on the cusp of a recession or not will likely depend upon events in the market over the next six months. The wealth effect, which is the aura of well being derived from increasing equity and real estate values, has clearly turned negative. If the stock market stabilizes or improves, the effect on the economy is likely to be benign but should the market disappoint for an extended period of time, consumer spending might be significantly curtailed leading to a recession. Only time will tell but the modest valuations of most companies in the old industrial sector of the economy should tend to mitigate any market downturn.

It seems worth reiterating the strategy which we employ to protect your capital and enhance its growth. This strategy has resulted in above average returns for many years and we believe it is low risk, logical and will result in attractive returns in the years ahead.

1. We search for companies that are selling at prices which seem modest in relationship to the company's intrinsic value.

2. We meet with managements, visit plants, talk to competition, consider the makeup of the Board of Directors and make a judgment as to whether we wish to be in business with the management. In other words, we try to understand the business of the companies in which we invest and the individuals who direct the company's future.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. We search for companies wherein something may change which will alter that company's future for the better. These can be simple matters ranging from a change in the management or managements attitude toward how they run the business, to a change in control, to a change in business opportunity, or to a change in the dynamics of a company's cash flow and its use.

4. If we perform our analysis correctly, the value added we bring to you is an earlier and better understanding of the companies in our portfolio than other investors have. Then, if the companies begin to improve, their earnings should increase and they should be valued at a higher price earnings multiple.

5. We have never worried about the profits that we did not make. We worry much more about what we might lose. We believe that stock selection is much more relevant to successful investing than total commitment to equities. In the volatile markets which we have developed over the last 15 to 20 years, we have come to believe that the long-term investors' best hedge against volatility is to have cash with which to buy companies when prices seem unduly depressed.

Your portfolio is composed of such companies. We are relatively fully invested since we believe that many of our holdings are selling at depressed prices. Several are discussed below.

Gerber Scientific, Inc. is a supplier of automated manufacturing systems used in such applications as sign making and specialty graphics, apparel and flexible goods and optical lens processing. Recently the shares have come under pressure as the company has missed earnings expectations. The strong US dollar has hurt performance as 60% of their sales are international, although virtually all are manufactured in the US. This is especially troublesome as the company's primary competitor in the apparel market is based in France. The recent strengthening of the Euro should clearly benefit the company. Moreover, two high profile new products experienced performance problems once installed with early purchasers. These problems have been addressed and now seem under control.

The company announced it will attempt to sell the ophthalmic lens processing business. Proceeds will be utilized to strengthen the balance sheet and possibly repurchase stock. Hopefully, an agreement will be announced this quarter.

While business conditions may continue to be difficult, the stock appears to be reflecting this. Gerber is the market leader in its two major sectors, management is sound and the company generates free cash flow.

Huffy Corporation is a prime example of the irrational volatility of stock market prices today. At mid year, Huffy was selling above $12 per share. During the last quarter, Huffy closed on the sale of its Washington Inventory Service subsidiary receiving nearly $85 million in cash. The company is currently debt free and generating positive cash flow. Management and the Board of Directors continue to explore strategic alternatives to improve the valuation of the company. While some of this year's improvement is due to the sale of scooters, which may prove a fad, all of Huffy's basic businesses are prospering. Yet Huffy, which is in an improved financial position today with substantial earning power, is selling at less than half of the price at which it was valued at mid year.

Minerals Technologies Inc. (MTX) is a $650 million in sales company, whose primary product is precipitated calcium carbonate (PCC) which is used by the paper industry as a low cost substitute for wood fiber. In addition, it sells refractory materials largely for the steel industry and processed materials to various end-markets including building products and automotive. The company, which was spun out of Pfizer Inc. in 1992, is the clear industry leader in PCC. Since going public, its financial performance has been quite good, consistently delivering improved sales and earnings with operating margins of 20+%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Recently MTX announced that 4th quarter results would be less than expected primarily due to production down time from their major paper customers. Full year 2000 earnings will now be near $2.70 per share versus $2.80 per share for 1999. In 2001 economic conditions will likely remain difficult. Despite this, results should improve slightly as investments made last year begin to generate a positive return. Trading at 12 times earnings and 5.3 times EBTIDA, the shares appear reasonably priced.

On June 30, 2000, Deluxe Corporation, the leader in the US check printing industry, brought eFunds Corporation, its electronic payments solution business, public through an IPO of approximately 12% of eFunds' outstanding shares. The separation of eFunds was completed on December 29, 2000 through a tax-free distribution to Deluxe shareholders at a ratio of 0.5514 shares of eFunds for each share of Deluxe owned. (Since the ex dividend date was January 1, 2001, the distribution is not reflected in the year-end portfolio.) The spin-off has resulted in two companies with different strategic orientations but with a common customer base, namely the financial institutions. Deluxe will continue to operate in the mature check printing industry with the prospect of generating significant free cash flow which management hopefully will utilize to create value. eFunds will target higher growth opportunities associated with its technologically-based product portfolio growing both internally and through selected acquisitions.

We feel it would be advantageous for the Fund to grow moderately, so we welcome inquiries from potential investors, large or small. Anyone interested is encouraged to call Cleo Piperis at (212) 830-5452 or either of us.

We have become aware that many shareholders have not been receiving our quarterly letters since they may not be distributed to those who are not direct shareholders. Accordingly, anyone who wishes to be on our mailing list should either call Cleo or write to us and we will be happy to add you to the list.

The Delafield Fund is now available through Charles Schwab's Mutual Fund Marketplace, Fidelity Investments Fund Network, Jack White & Company and National Investor Services Corp. (Waterhouse Securities) and First Trust Co. (Datalynx).

With very best wishes.

Sincerely,


        \s\J. Dennis Delafield                   \s\Vincent Sellecchia

        J. Dennis Delafield                      Vincent Sellecchia
        Chairman                                 President
        Tel.  (212) 830-5454                     Tel.  (212) 830-5456


P.S. The net asset  value per share of the Fund is  determined  as of 4:00 P.M.,
     New York City time on each Fund Business Day (as fully described on page 7 of the Fund Prospectus). In addition to the Fund's published NASDAQ listing,  you may  check  its  net  asset  value  at any  time  by  calling
     1-800-221-3079   (or,   212-830-5220)   to   speak   directly   to  a  Fund
     representative during the normal business hours of 8:30 A.M. - 5:30 P.M., NYC time. During off business hours, you may use the same 800 number (or, 212-830-5280) for a pre-recorded message. The 3-digit code number for The Delafield Fund is 819.


     Our Website address is: www.delafieldfund.com.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      CUMULATIVE TOTAL RETURN WITH INCOME*

                                                                                    Indices
                                                                                    -------

                                                                          S & P             Russell
                                                                           500               2000
                                                   Delafield Fund**       Total              Total
                                                   --------------         -----             -------
Quarter ended December 31, 2000                           9.7%            ( 7.8%)           ( 6.9%)
One year ended December 31, 2000                         14.0             ( 9.1)            ( 3.0 )

Inception, November 19, 1993 to December 31, 2000       126.2             227.0              112.6

                   Annual Average Total Return with Income*

                                                                            S & P            Russell
                                                                             500              2000
                                                   Delafield Fund**         Total             Total
                                                   --------------           -----            -------
Three years ended December 31, 2000                      3.0%             12.3%               4.7%
Five years ended December 31, 2000                      10.6              18.3               10.3
Inception, November 19, 1993 to December 31, 2000       12.2              18.1               11.2

                                    Asset Mix

                               12/31/99       3/31/00        6/30/00        9/30/00        12/31/00
                               --------       -------        -------        -------        --------
Equities                         98.9%          95.1           93.5%          92.8%          93.6%
Corporate Bonds                   0.1            0.0            0.0            0.0            0.0
Cash Equivalents                  1.0            4.9            6.5            7.2            6.4
                               --------       -------        -------        -------        --------
                                  100%           100%           100%           100%           100%

                              TEN LARGEST HOLDINGS
                                                                                % of Total
Company                                                                          Portfolio
-------                                                                         ----------
MSC Industrial Direct Company, Inc. - Class A                                       6.2
Ogden Corporation                                                                   6.1
Trenwick Group Ltd.                                                                 5.0
Kennametal Inc.                                                                     4.0
Deluxe Corporation                                                                  3.8
Reynolds & Reynolds Company - Class A                                               3.6
Kimco Realty Corporation                                                            3.3
AMETEK, Inc.                                                                        3.3
Bush Industries, Inc. - Class A                                                     2.9
Englehard Corporation                                                               2.9
                                                                                   ----
                                                                                   41.1%
                                                                                   ----


* The performance data quoted above represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

**   Delafield Fund Performance is stated after fees.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
PERFORMANCE COMPARISON CHART

================================================================================



             The value of a $10,000 investment in the Delafield Fund
                  from its inception (11/19/93) as compared to
                        the Standard & Poor's 500 Index.


The Table below represents the omitted line graph which compares the change in value of $10,000 investment in the Delafield Fund, Inc. and the S&P Index.

INCEPTION            S&P 500        DELAFIELD
---------           ---------       ---------
11/19/93            10,000.00       10,000.00
12/31/93            10,112.00       10,170.00
06/30/94             9,769.20       10,361.20
12/31/94            10,244.96       10,739.38
06/30/95            12,315.47       12,350.29
12/31/95            14,095.06       13,680.41
06/30/96            15,518.66       15,566.94
12/31/96            17,331.24       17,285.53
06/30/97            20,903.20       19,631.18
12/31/97            23,114.76       20,683.41
06/30/98            27,208.39       21,351.48
12/31/98            29,719.72       18,311.03
06/30/99            33,399.02       21,213.33
12/31/99            35,974.09       19.847.19
06/30/00            35,823.00       19,565.36
12/31/00            32,699.23       22,623.43


------------------------------------------- ------------------------------------
                                           Average Annual Total Return
                                   through 12/31/00 from Fund Inception 11/19/93

----------------------------- ------------- ----------------- ------------------
                                 One Year        Five-Year         Since Inception
                              ------------- ----------------- ------------------
Delafield Fund, Inc.              13.98%          10.58%               12.16%
S & P 500 Index                   -9.10%          18.33%               18.12%
----------------------------- ------------- ----------------- ------------------

            Past performance is not predictive of future performance.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 2000

================================================================================

                                                                                                    Value
                                                                              Shares               (Note 1)
                                                                              ------                ------
Common Stocks (93.92%)
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace (1.95%)
GenCorp Inc.                                                                  200,000           $     1,925,000
                                                                                                ---------------
Building (1.52%)
Walter Industries, Inc.                                                       200,000                 1,500,000
                                                                                                ---------------
Business Services (0.84%)
Modis Professional Services, Inc.*                                            200,000                   825,000
                                                                                                ---------------
Chemicals (7.01%)
Calgon Carbon Corporation                                                      95,000                   540,312
Crompton Corporation                                                          110,000                 1,155,000
Engelhard Corporation                                                         140,000                 2,852,500
OMNOVA Solutions Inc.                                                         100,000                   600,000
PolyOne Corporation                                                           200,000                 1,175,000
Solutia Inc.                                                                   50,000                   600,000
                                                                                                ---------------
                                                                                                      6,922,812
                                                                                                ---------------
Computer & Computer Services (2.22%)
Unisys Corporation*                                                           150,000                 2,193,750
                                                                                                ---------------
Consumer Products & Services (9.23%)
(The) Black & Decker Corporation                                               15,000                   588,750
Bush Industries, Inc.                                                         250,000                 2,906,250
Furniture Brands International, Inc.*                                         100,000                 2,106,250
Huffy Corporation*                                                            250,000                 1,625,000
Maytag Corporation                                                             10,000                   323,125
Water Pik Technologies, Inc.*                                                 155,000                 1,085,000
Whirlpool Corporation                                                          10,000                   476,875
                                                                                                ---------------
                                                                                                      9,111,250
                                                                                                ---------------
Energy (7.85%)
Forest Oil Corporation*                                                        47,500                 1,751,562
Ogden Corporation                                                             390,000                 5,996,250
                                                                                                ---------------
                                                                                                      7,747,812
                                                                                                ---------------
Financial Products & Services (9.23%)
Bell & Howell Company*                                                        150,000                 2,475,000
Deluxe Corporation                                                            150,000                 3,790,500
Harland (John H.) Company                                                     115,000                 1,624,375
Moore Corporation Limited                                                     400,000                 1,225,000
                                                                                                ---------------
                                                                                                      9,114,875
                                                                                                ---------------

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------




================================================================================

                                                                                                    Value
                                                                              Shares               (Note 1)
                                                                              ------                ------
Common Stocks (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
Food Processing (2.36%)
International Multifoods Corporation                                           70,000           $     1,421,875
Sensient Technologies Corp.                                                    40,000                   910,000
                                                                                                ---------------
                                                                                                      2,331,875
                                                                                                ---------------
Industrial Distribution (6.19%)
MSC Industrial Direct Company, Inc.*                                          338,000                 6,105,125
                                                                                                ---------------
Industrial Products (18.33%)
AMETEK, Inc.                                                                  125,000                 3,242,187
Briggs & Stratton Corporation                                                  10,000                   443,750
Flowserve Corporation*                                                        125,000                 2,671,875
Gerber Scientific, Inc.                                                       100,000                   856,250
Harsco Corporation                                                             60,000                 1,481,250
Kennametal Inc.                                                               135,000                 3,931,875
Navistar International, Inc.*                                                  75,000                 1,964,063
UNOVA, Inc.*                                                                  205,000                   743,125
York International Corporation                                                 90,000                 2,761,875
                                                                                                ---------------
                                                                                                     18,096,250
                                                                                                ---------------
Information Processing (3.59%)
Reynolds & Reynolds Company                                                   175,000                 3,543,750
                                                                                                ---------------
Insurance (Property/Casualty) (0.81%)
Danielson Holding Corporation*                                                 27,200                   124,100
Highlands Insurance Group, Inc.*                                               75,000                   675,000
                                                                                                ---------------
                                                                                                        799,100
                                                                                                ---------------
Insurance (Reinsurance) (5.03%)
Trenwick Group Ltd.                                                           200,000                 4,962,500
                                                                                                ---------------
Metals/Mining (3.15%)
Allegheny Technologies Incorporated                                            70,000                 1,111,250
Commercial Metals Company                                                      90,000                 2,002,500
                                                                                                ---------------
                                                                                                      3,113,750
                                                                                                ---------------
Real Estate (3.36%)
Kimco Realty Corporation                                                       75,000                 3,314,063
                                                                                                ---------------
Retail (2.41%)
Claire's Store, Inc.                                                           40,000                   717,500
Sunglass Hut International, Inc.*                                             325,000                 1,665,625
                                                                                                ---------------
                                                                                                      2,383,125
                                                                                                ---------------

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENT OF NET ASSETS(CONTINUED)
DECEMBER 31, 2000

================================================================================

                                                                                                    Value
                                                                              Shares               (Note 1)
                                                                              ------                ------
Common Stocks (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
Textile/Apparel (3.88%)
Burlington Industries, Inc.*                                                  650,000           $     1,137,500
Delta Apparel, Inc.*                                                           80,000                 1,075,000
Delta Woodside Industries, Inc.*                                              800,000                   950,000
Duck Head Apparel Company, Inc.*                                               80,000                   115,000
Shaw Industries, Inc.                                                          29,000                   549,188
                                                                                                ---------------
                                                                                                      3,826,688
                                                                                                ---------------
Miscellaneous (4.96%)
Minerals Technologies Inc.                                                     60,000                 2,051,250
Sensormatic Electronics Corporation                                            70,000                 1,404,375
XTRA Corporation*                                                              30,000                 1,440,000
                                                                                                ---------------
                                                                                                      4,895,625
                                                                                                ---------------
Total Common Stocks (Cost $84,606,734)                                                          $    92,712,350
                                                                                                ---------------


Short-Term Investments (6.45%)                                                  Face                 Value
Repurchase Agreements (6.45%)                                                  Amount               (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
J.P.  Morgan  Securities  Inc.,  5.95%,  due  01/02/01  (Collateralized  by
$6,275,000,FNMA,   6.85%,  due  07/13/01,   value  $6,370,976)                 $6,370,000             6,370,000

Total Short-Term Investments (Cost $6,370,000)                                                        6,370,000
                                                                                                ---------------
Total Investments (100.37%) (Cost $90,976,734+)                                                      99,082,350
Liabilities in Excess of Cash and Other Assets (-0.37%)                                        (        367,656)
                                                                                                ---------------
Net Assets (100.00%), 6,246,618 Shares Outstanding (Note 3)                                     $    98,714,694
                                                                                                ===============
Net asset value, offering and redemption price per share                                        $         15.80
                                                                                                ===============

*    Non-income producing.

+ Aggregate cost for federal income tax purposes is $91,001,482. Aggregate unrealized appreciation and depreciation, based on cost for Federal income tax purposes, are $17,174,273 and $9,093,405, respectively.


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

================================================================================


INVESTMENT INCOME
Income:
   Interest........................................................................     $          295,743
   Dividends (Net of $6,479 foreign tax withheld)..................................              1,253,646
                                                                                         -----------------
       Total income................................................................              1,549,389
                                                                                         -----------------
Expenses: (Note 2)
   Investment management fee.......................................................                695,797
   Administration fee..............................................................                182,647
   Custodian expenses..............................................................                 15,179
   Shareholder servicing and related shareholder expenses..........................                 89,154
   Legal, compliance and filing fees...............................................                 56,971
   Audit and accounting............................................................                 58,098
   Directors' fees and expenses....................................................                  8,311
   Other...........................................................................                  1,026
                                                                                         -----------------
     Total expenses................................................................              1,107,183
     Less: Expenses paid indirectly................................................     (            5,863)
                                                                                         -----------------
     Net expenses..................................................................              1,101,320
                                                                                         -----------------
Net investment income..............................................................                448,069
                                                                                         -----------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments............................................              1,024,217
Net change in unrealized appreciation (depreciation) of investments................              9,709,384
                                                                                         -----------------
        Net gain (loss) on investments.............................................             10,733,601
                                                                                         -----------------
Increase (decrease) in net assets from operations..................................     $       11,181,670
                                                                                         =================









--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999

================================================================================



                                                                            2000                       1999
                                                                      ---------------            ---------------
INCREASE (DECREASE) IN NET ASSETS

Operations:

 Net investment income............................................    $       448,069            $       515,188

 Net realized gain (loss) on investments..........................          1,024,217            (        33,813)

 Net change in unrealized appreciation (depreciation).............          9,709,384                  5,651,088

                                                                       --------------             --------------
  Increase (decrease) in net assets from operations...............         11,181,670                  6,132,463

Distributions from:

 Net investment income............................................    (       448,069)           (       515,840)

 Net realized gain (loss) on investments..........................    (       986,887)                   --

 Return of capital................................................    (         1,651)                   --

Capital share transactions (Note 3)

       Institutional Class........................................          3,442,007            (    23,818,361)

       Retail Class...............................................    (           731)                   --

                                                                       --------------             --------------

    Total increase (decrease).....................................         13,186,339            (    18,201,738)

Net Assets:

 Beginning of year................................................         85,528,355                103,730,093

                                                                       --------------             --------------

 End of year......................................................    $    98,714,694            $    85,528,355

                                                                       ==============             ==============









--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Summary of Accounting Policies


Delafield Fund, Inc. is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objectives of the Fund are to seek long-term preservation of capital and growth of capital by investing primarily in equity securities of domestic companies. At the beginning of the year the Fund had three classes of stock authorized:
Administrative Class, Institutional Class and Retail Class. Effective August 22, 2000, the Board of Directors resolved to discontinue sales of Retail Class and Administrative Class. Prior to this date, only 393 shares of Retail Class and no shares of Administrative Class were ever sold. Financial highlights of the Retail Class are not presented because they are not meaningful. The Fund no longer has separate classes of shares and the Institutional Class is now referred to as the Delafield Fund, Inc. Its financial statements are prepared in accordance with accounting principles generally accepted in the United States of America for investment companies as follows:

     a)   Valuation of Securities -

     Securities traded on a national securities exchange or admitted to trading on the National Association of Securities Dealers Inc. Automated Quotations National List are valued at the last reported sales price on the last business day of the fiscal period. Common stocks for which no sale was reported on that date and over-the-counter securities, are valued at the mean between the last reported bid and asked prices. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

     b)   Federal Income Taxes -

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

     c)   Use of Estimates -

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

================================================================================

1.   Summary of Accounting Policies (Continued)

     d) General -

     Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividends and capital gain distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities plus accrued interest are sufficient to cover the value of the repurchase agreements.

2.   Investment Management Fees and Other Transactions with Affiliates

Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management, L.P. (the "Manager") equal to .80% of the Fund's average daily net assets.

Pursuant to an Administrative Services Agreement, the Fund pays to the Manager an annual fee of .21% of the Fund's average daily net assets.

Brokerage commissions paid during the period to the Distributor amounted to $179,625.

Fees are paid to Directors who are unaffiliated with the Manager on the basis of $1,500 per annum plus $250 per meeting attended.

Included in the Statement of Operations under the caption "Shareholder servicing and related shareholder expenses" are fees of $43,482 paid to Reich & Tang Services, Inc., an affiliate of the Manager as shareholder servicing agent for the Fund.

Included in the Statement of Operations under the caption "Shareholder servicing and related shareholder expenses" are expense offsets of $5,863.

3.   Capital Stock

On June 16, 2000, the Fund acquired the net assets of Reich & Tang Equity Fund, Inc. ("RTEF") pursuant to a plan of reorganization approved by RTEF shareholders. The merger was accompanied by a tax-free exchange of 1,919,954 shares of the Fund (valued at $14.43 per share) for the net assets of RTEF which aggregated $27,704,933, including $1,726,234 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $106,648,632.

At December 31, 2000, 20,000,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $90,633,826. The Fund discontinued sales of Retail Class shares on August 22, 2000. Transactions in capital stock were as follows:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




================================================================================

3. Capital Stock (Continued)


Institutional Class                                   Year Ended                         Year Ended
-------------------                                December 31, 2000                  December 31, 1999
                                             -----------------------------       -----------------------------
                                                 Shares          Amount             Shares           Amount
                                             ------------      -----------       -----------      ------------
Sold................................            1,037,172    $  14,897,365         1,258,219     $  17,488,983
Shares issued on merger.............            1,919,954       27,704,933             --                --
Issued on reinvestment of dividends.               89,370        1,381,663            36,428           504,888
Redeemed............................         (  2,876,721)    ( 40,541,954)     (  3,161,363)     ( 41,812,232)
                                              -----------      -----------       -----------       -----------
Net increase (decrease).............              169,775    $   3,442,007      (  1,866,716)    $( 23,818,361)
                                              ===========     ============       ===========       ===========


                                                   March 13, 2000
Retail Class                                 (Commencement of Sales) to
------------                               August 1, 2000 (final redemption)
                                           ---------------------------------
                                                 Shares          Amount
                                              -----------      -----------
Sold................................                  393    $       4,908
Issued on reinvestment of dividends.               --                --
Redeemed............................         (        393)    (      5,639)
                                              -----------      -----------
Net increase (decrease).............               --        $(        731)
                                              ===========      ===========


4.   Investment Transactions

Purchases and sales of investment securities, other than U.S. Government direct and agency obligations and short-term investments, totaled $1,220,158,378 and $86,905,817, respectively. Distribution in excess of realized gains at December 31, 2000, amounted to $24,749.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DELAFIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

================================================================================
5. Financial Highlights



                                                                                               Year Ended
                                                                                              December 31,
                                                                  ------------------------------------------------------------------
                                                                     2000          1999          1998          1997          1996
                                                                  ----------    ----------     ---------    ----------    ----------
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period.......................       $  14.07      $  13.06      $  14.88      $  13.49      $  12.26
                                                                  ----------    ----------     ---------    ----------    ----------
Income from investment operations:
   Net investment income...................................           0.07          0.09          0.12          0.21          0.16
Net realized and unrealized
   gains (losses) on investments...........................           1.89          1.01      (   1.82 )        2.42          3.07
-                                                                 ----------    ----------    ----------    ----------    ----------

Total from investment operations...........................           1.96          1.10      (   1.70 )        2.63          3.23
                                                                  ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income....................       (   0.07 )    (   0.09 )    (   0.12 )    (   0.21 )    (   0.16 )
   Distributions from net realized gains
      on investments.......................................       (   0.16 )        --            --        (   1.03 )    (   1.84 )
                                                                  ----------    ----------    ----------    ----------    ----------
Total distributions........................................       (   0.23 )        --        (   0.12 )    (   1.24)     (   2.00)
                                                                  ----------    ----------    ----------    ----------    ----------
Net asset value, end of period.............................       $  15.80      $  14.07      $  13.06      $  14.88      $  13.49
                                                                  ==========    ==========    ==========    ==========    ==========
Total Return...............................................          13.98%         8.40%     (  11.47%)       19.66%        26.35%
Ratios/Supplemental Data
Net assets, end of period (000)............................       $  98,715     $  85,528     $ 103,730      $146,624      $ 61,279
Ratios to average net assets:
   Expenses, net of fees waived+...........................           1.28%         1.25%         1.24%         1.29%         1.29%
   Net investment income...................................           0.52%         0.56%         0.83%         1.64%         1.18%
   Management, administration and
    shareholder servicing fees waived......................           0.00%         0.00%         0.16%         0.20%         0.20%
   Expenses paid indirectly................................           0.00%         0.00%         0.00%         0.00%         0.01%
Portfolio turnover rate....................................          99.53%       105.37%        81.56%        55.43%        75.54%


+       Before expenses paid indirectly


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================
The Board of Directors and Shareholders of
Delafield Fund, Inc.


In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delafield Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended December 31, 1998 were audited by other independent accountants whose report dated January 29, 1999 expressed an unqualified opinion on those statements.





PricewaterhouseCoopers LLP
New York, New York
January 28, 2001


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 10, 2000

================================================================================

A Special Meeting of Shareholders of the Fund was held at the Fund's office, 600 Fifth Avenue, New York, New York, on October 10, 2000. The purpose of the meeting was to approve a new Investment Management Contract due to CDC Asset Management's (investment management arm of France's Caisse des Depots Group) acquisition of Nvest, L.P. and Nvest Companies (the Manager of the Fund); to ratify the selection of PricewaterhouseCoopers LLP, as the Fund's independent accountants for the fiscal year ending December 31, 2000. At the meeting the new Investment Management Contract was approved by the shareholders. Shareholders also ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent accountants for the fiscal year ended December 31, 2000. No other business was transacted at the meeting.


The results of the voting at the Special Meeting are as follows:

     1.   To approve a new investment management contract


                                              Shares                       % of                       % of
                                               Voted                Outstanding Shares            Shares Voted
------------------------------------------------------------------------------------------------------------------------------------
         For                                4,282,864.00                   64.88%                     97.48%
         Against                               28,204.00                    0.42%                      0.64%
         Abstain                               82,478.00                    1.24%                      1.87%



     2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending December 31, 2000.


                                              Shares                       % of                       % of
                                               Voted                Outstanding Shares            Shares Voted
------------------------------------------------------------------------------------------------------------------------------------
         For                                4,345,257.00                   65.83%                     98.90%
         Against                               23,333.00                    0.35%                      0.53%
         Abstain                               24,956.00                    0.37%                      0.56%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------







DELAFIELD
FUND





















                                  Annual Report
                                December 31, 2000







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






-----------------------------------------------------
This report is submitted for the general  information
of  the   shareholders   of  the  Fund.   It  is  not
authorized for distribution to prospective  investors
in the Fund  unless  preceded  or  accompanied  by an
effective  prospectus,   which  includes  information
regarding   the  Fund's   objectives   and  policies,
experience  of  its  management,   marketability   of
shares, and other information.
------------------------------------------------------
Delafield Fund, Inc.

     600 Fifth Avenue
     New York, New York 10020

Manager

     Reich & Tang Asset Management, L.P.
     600 Fifth Avenue
     New York, New York 10020

Custodian

     State Street Kansas City
     801 Pennsylvania
     Kansas City, Missouri 64105

Transfer Agent &
     Dividend Disbursing Agent

     Reich & Tang Services, Inc.
     600 Fifth Avenue
     New York, New York 10020





DEL1200A



--------------------------------------------------------------------------------